UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): June 29, 2007

Alternative Loan Trust 2007-HY7C
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140962-18

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140962

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

4500 Park Granada Calabasas, California (Address of Principal Executive Offices of the depositor)	91302 (Zip Code)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8           Other Events

Item 8.01           Other Events.

On June 29, 2007, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller (“Park Granada”), Park Monaco Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna” and, collectively with CHL, Park Granada and Park Monaco, the “Sellers”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2007-HY7C.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On June 29, 2007, The Bank of New York, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY7C (the “Supplemental Interest Trustee”) and Deutsche Bank AG, New York Branch (the “Swap Counterparty”) entered into a swap contract (the “Class A-1 Swap Contract”), dated June 29, 2007, as evidenced by a confirmation (the “Class A-1 Swap Confirmation”).  The Class A-1 Swap Confirmation is annexed hereto as Exhibit 99.2.

On June 29, 2007, the Supplemental Interest Trustee and the Swap Counterparty entered into a swap contract (the “Class A-3 Swap Contract”), dated June 29, 2007, as evidenced by a confirmation (the “Class A-3 Swap Confirmation”).  The Class A-3 Swap Confirmation is annexed hereto as Exhibit 99.3.

On June 29, 2007, the Supplemental Interest Trustee and the Swap Counterparty entered into a swap contract (the “Class M-3 Swap Contract”), dated June 29, 2007, as evidenced by a confirmation (the “Class M-3 Swap Confirmation”).  The Class M-3 Swap Confirmation is annexed hereto as Exhibit 99.4.

On June 29, 2007, the Supplemental Interest Trustee and the Swap Counterparty entered into a swap contract (the “Certificate Swap Contract”), dated June 29, 2007, as evidenced by a confirmation (the “Certificate Swap Confirmation”).  The Certificate Swap Confirmation is annexed hereto as Exhibit 99.5.

On June 29, 2007, the Supplemental Interest Trustee and the Swap Counterparty entered into a 1992 ISDA Master Agreement (Multicurrency – Cross Border) and Schedule (the “Schedule”) and Credit Support Annex (the “Credit Support Annex”) thereto (collectively, the “ISDA Master Agreement”), dated June 29, 2007.  The ISDA Master Agreement is annexed hereto as Exhibit 99.6.

On June 29, 2007, the Supplemental Interest Trustee and Swiss Re Financial Products Corporation (the “Corridor Counterparty”) entered into a corridor contract (the “Class A-4 Corridor Contract”), dated June 29, 2007, as evidenced by a confirmation (the “Class A-4 Corridor Confirmation”).  On June 29, 2007, Swiss Reinsurance Company issued a guaranty of the Corridor Counterparty’s performance under the Class A-4 Corridor Contract (a “Guaranty”), dated as of June 29, 2007.  The Class A-4 Corridor Confirmation and the Guaranty are annexed hereto as Exhibit 99.7.

On June 29, 2007, the Supplemental Interest Trustee and the Corridor Counterparty entered into a corridor contract (the “Subordinated Certificates Corridor Contract”), dated June 29, 2007, as evidenced by a confirmation (the “Subordinated Certificates Corridor Confirmation”).  On June 29, 2007, Swiss Reinsurance Company issued a Guaranty of the Corridor Counterparty’s performance under the Subordinated Certificates Corridor Contract, dated as of June 29, 2007.  The Subordinated Certificates Corridor Confirmation and the Guaranty are annexed hereto as Exhibit 99.8.

On April 27, 2006, the Company entered into an Item 1115 Agreement (the “Deutsche Bank Item 1115 Agreement”), dated as of April 27, 2006, among the Company, CHL, CWMBS, Inc. (“CWMBS”), CWABS, Inc. (“CWABS”), CWHEQ, Inc. (“CWHEQ”) and the Swap Counterparty.  The Deutsche Bank Item 1115 Agreement is annexed hereto as Exhibit 99.9.

On January 26, 2006, the Company entered into an Item 1115 Agreement (the “Swiss Re Item 1115 Agreement”), dated as of January 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Corridor Counterparty.  The Swiss Re Item 1115 Agreement is annexed hereto as Exhibit 99.10.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

(d)	Exhibits.

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated as of June 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2	Class A-1 Swap Confirmation, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.3	Class A-3 Swap Confirmation, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.4	Class M-3 Swap Confirmation, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.5	Certificate Swap Confirmation, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.6	ISDA Master Agreement, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.7	Class A-4 Corridor Confirmation and Guaranty, each dated June 29, 2007, between the Supplemental Interest Trustee and the Corridor Counterparty.

99.8	Subordinated Certificates Corridor Confirmation and Guaranty, each dated June 29, 2007, between the Supplemental Interest Trustee and the Corridor Counterparty.

99.9	The Deutsche Bank Item 1115 Agreement, dated as of April 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Swap Counterparty.

99.10	The Swiss Re Item 1115 Agreement, dated as of January 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Corridor Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

Dated:  July 30, 2007

Exhibit Index

Exhibit

99.1	Pooling and Servicing Agreement, dated as of June 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2	Class A-1 Swap Confirmation, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.3	Class A-3 Swap Confirmation, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.4	Class M-3 Swap Confirmation, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.5	Certificate Swap Confirmation, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.6	ISDA Master Agreement, dated June 29, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

99.7	Class A-4 Corridor Confirmation and Guaranty, each dated June 29, 2007, between the Supplemental Interest Trustee and the Corridor Counterparty.

99.8	Subordinated Certificates Corridor Confirmation and Guaranty, each dated June 29, 2007, between the Supplemental Interest Trustee and the Corridor Counterparty.

99.9	The Deutsche Bank Item 1115 Agreement, dated as of April 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Swap Counterparty.

99.10	The Swiss Re Item 1115 Agreement, dated as of January 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Corridor Counterparty.